UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2012

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A registration statement relating to the offering of common shares of beneficial interest by our subsidiary, Select Income REIT, discussed in this Current Report was declared effective by the Securities and Exchange Commission on March 6, 2012.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01.                                          Other Events.

As we previously reported, in December 2011, our wholly-owned subsidiary, Select Income REIT, or SIR, filed a registration statement with the Securities and Exchange Commission, or the SEC, for its initial public offering of common shares of beneficial interest, or SIR common shares, as a real estate investment trust, or REIT, that is focused on owning and investing in net leased, single tenant properties.  On March 6, 2012, SIR priced an initial public offering of 8,000,000 SIR common shares at a $21.50 per share price to the public, for a total of $172.0 million in gross proceeds (before underwriters’ discounts and commissions and offering expenses) and entered into an underwriting agreement with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.  The offering is expected to close on March 12, 2012.  SIR also granted the underwriters a 30-day option to purchase up to an additional 1,200,000 SIR common shares to cover over allotments, if any.  The form of the underwriting agreement is incorporated by reference into this Current Report as Exhibit 99.1 hereto.

As a result of the issuance of SIR common shares in the offering, we expect our percentage ownership of SIR to be reduced from 100% to approximately 73.3% of the outstanding SIR common shares (or approximately 70.5% if the underwriters’ over allotment option is exercised in full) and that SIR will remain our consolidated subsidiary.  Upon completion of the offering, we expect that SIR will, among other things, enter into a $500.0 million credit facility with affiliates of the underwriters and a syndicate of other lenders and that SIR will use the approximately $155.8 million of net proceeds of SIR’s offering (after deducting estimated expenses and underwriters’ discounts and commissions and assuming no exercise of the over allotment option) and borrowings under its credit facility to repay the $400.0 million demand promissory note SIR issued to us and to reimburse us for costs we incurred in connection with SIR’s organization and preparation for SIR’s offering.

For additional information relating to SIR, its expected credit facility, transactions and intended transactions between SIR and us and transactions among third parties related to us, our trustees and executive officers, Reit Management & Research LLC, or RMR, which is our and SIR’s manager, and other companies to which RMR provides management services, and others affiliated with or related to them, and about the risks which may arise as a result of those and other related person transactions and relationships, please refer to our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC (including the sections captioned “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investment Activities” and “—Related Person Transactions” and Note 9 to the notes to our consolidated financial statements appearing therein) and to the information regarding our trustees and executive officers and the section captioned “Related Person

Transactions and Company Review of Such Transactions” in our definitive Proxy Statement for the 2012 Annual Meeting of Shareholders scheduled to be held on May 8, 2012, dated February 28, 2012.

On March 6, 2012, we issued a press release announcing SIR’s pricing of its initial public offering.  A copy of the press release is attached as Exhibit 99.2 to this Current Report.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                                          THIS CURRENT REPORT STATES THAT WE EXPECT THAT SIR WILL ISSUE AND DELIVER SIR COMMON SHARES IN ITS INITIAL PUBLIC OFFERING ON MARCH 12, 2012.  THE ISSUANCE AND DELIVERY OF SIR COMMON SHARES IS SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES.  IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THE OFFERING MAY NOT CLOSE.

•                                          THIS REPORT STATES THAT SIR’S UNDERWRITERS HAVE BEEN GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL 1,200,000 SIR COMMON SHARES TO COVER OVER ALLOTMENTS, IF ANY.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART.  IN FACT, WE DO NOT KNOW WHETHER THIS OPTION, OR ANY PART OF IT, WILL BE EXERCISED, AND THE UNDERWRITERS MAY NOT DO SO.

•                                          THIS CURRENT REPORT STATES THAT WE EXPECT THAT SIR WILL ENTER INTO A CREDIT FACILITY UPON THE CLOSING OF THE OFFERING AND USE THE PROCEEDS OF LOANS TO REPAY OBLIGATIONS OF SIR TO US.  THE CLOSING OF THE CREDIT FACILITY AND AVAILABILITY OF LOANS THEREUNDER ARE SUBJECT TO THE CLOSING OF SIR’S OFFERING, AS WELL AS VARIOUS OTHER CONDITIONS AND CONTINGENCIES.  IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THE CREDIT FACILITY MAY NOT CLOSE AND LOANS MAY NOT BE AVAILABLE THEREUNDER.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                                         Exhibits.

We hereby file the following exhibits:

99.1                                                  Form of Underwriting Agreement among Select Income REIT and the underwriters named therein. (Incorporated by reference to Exhibit 1.1 to Select Income REIT’s Registration Statement on Form S-11, File No. 333-178720, filed with Amendment No. 3 thereto on February 16, 2012)

99.2                                                   Press Release dated March 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ Adam D. Portnoy
Name:	Adam D. Portnoy
Title:	President

Dated:  March 7, 2012